PRESS RELEASE

Occidental Announces 1st Quarter 2022 Results

•Repaid $3.3 billion of debt, representing 12% of total outstanding principal
•Earnings per diluted share of $4.65 and adjusted earnings per diluted share of $2.12
•Cash flow from continuing operations of $3.2 billion and cash flow from continuing operations before working capital of $4.2 billion
•Capital spending of $858 million, resulting in record quarterly free cash flow before working capital of over $3.3 billion
•OxyChem generated record quarterly pre-tax earnings of $671 million; total year pre-tax earnings guidance increased to between $2.1 billion to $2.4 billion
•Midstream exceeded quarterly guidance with adjusted pre-tax earnings of $148 million; total year pre-tax earnings guidance increased to between $175 million to $275 million

HOUSTON — May 10, 2022 — Occidental (NYSE:OXY) today announced net income attributable to common stockholders for the first quarter of 2022 of $4.7 billion, or $4.65 per diluted share, and adjusted income attributable to common stockholders of $2.1 billion, or $2.12 per diluted share, compared to net income attributable to common stockholders for the fourth quarter of 2021 of $1.3 billion, or $1.37 per diluted share, and adjusted income attributable to common stockholders of $1.4 billion, or $1.48 per diluted share. First quarter after-tax items affecting comparability of $2.5 billion included a non-cash tax benefit of $2.6 billion related to a post-Anadarko acquisition reorganization of legal entities, $98 million of gains related to the sale of non-core domestic onshore oil and gas leases, partially offset by $49 million of derivative losses and $51 million of Anadarko acquisition-related costs.

“We are pleased with our employees' outstanding performance in the first quarter in meeting our production guidance and, in accordance with our full-year capital plan, preparing our global operations to deliver increased barrels of oil and natural gas to the market for the remainder of the year," said President and Chief Executive Officer Vicki Hollub. "Our OxyChem business delivered its third consecutive record quarterly earnings, as our employees continued to meet the increasing demand for the basic chemicals many take for granted but are vital to ensuring the safety of drinking water, manufacturing of medications and enhancing our quality of life.”

QUARTERLY RESULTS
Oil and Gas
Oil and gas pre-tax income on continuing operations for the first quarter of 2022 was $2.9 billion, compared to pre-tax income of $2.1 billion for the fourth quarter of 2021. The first quarter of 2022 oil and gas income included $125 million of pre-tax gains related to the sale of non-core domestic onshore oil and gas leases. Excluding items affecting comparability, first quarter of 2022 oil and gas income improved over the fourth quarter of 2021 due to higher crude oil prices and lower depreciation, depletion and amortization rates, partially offset by lower sales volumes. For the first quarter of 2022, average WTI and Brent marker prices were $94.29 per barrel and $97.36 per barrel, respectively. Average worldwide realized crude oil prices increased by approximately 22 percent from the prior quarter to $91.91 per barrel. Average worldwide realized natural gas liquids (NGL) prices increased by approximately 8 percent from the prior quarter to $39.61 per barrel. Average domestic realized gas prices decreased by approximately 10 percent from the prior quarter to $4.17 per Mcf.

Total average global production of 1,079 thousand of barrels of oil equivalent per day (Mboed) for the first quarter of 2022 was within guidance. Permian and Rockies exceeded or came in at the high end of guidance, with average production of 472 Mboed and 286 Mboed, respectively. Gulf of Mexico average production of 138 Mboed was within guidance. International average production volumes were 183 Mboed.

OxyChem
Chemical pre-tax income of $671 million for the first quarter of 2022 exceeded guidance of $600 million, and represented the third consecutive quarter of record earnings. Compared to the fourth quarter of 2021 pre-tax income of $574 million, the increase in first quarter of 2022 income was driven primarily by higher realized pricing and margins across most product lines along with continued strong product demand.

Midstream and Marketing
Midstream and marketing pre-tax loss for the first quarter of 2022 was $50 million, compared to a pre-tax loss of $15 million for the fourth quarter of 2021. WES equity income for the first quarter of 2022 was $159 million. First quarter of 2022 results included net derivative losses of $198 million. Excluding items affecting comparability, first quarter of 2022 midstream and marketing results increased, compared to the fourth quarter of 2021, primarily due to improved crude margins from the marketing business in the rising crude price environment.

Supplemental Non-GAAP Measures
This press release refers to adjusted income (loss), cash flow from continuing operations before working capital and free cash flow, which are supplemental measures not calculated in accordance with generally accepted accounting principles in the United States (GAAP). These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as an alternative to the comparable GAAP financial measures. Definitions of adjusted income (loss) and a reconciliation to net income (loss), along with cash flow from continuing operations before working capital and free cash flow and a reconciliation to the comparable GAAP financial measures, are included in the financial schedules of this press release. Occidental’s definition of adjusted income (loss), cash flow from continuing operations before working capital and free cash flow may differ from similarly titled measures provided by other companies in our industry and as a result may not be comparable.

About Occidental
Occidental is an international energy company with assets primarily in the United States, the Middle East and North Africa. We are one of the largest oil producers in the U.S., including a leading producer in the Permian and DJ basins, and offshore Gulf of Mexico. Our midstream and marketing segment provides flow assurance and maximizes the value of our oil and gas. Our chemical subsidiary OxyChem manufactures the building blocks for life-enhancing products. Our Oxy Low Carbon Ventures subsidiary (OLCV) is advancing leading-edge technologies and business solutions that economically grow our business while reducing emissions. We are committed to using our global leadership in carbon management to advance a lower-carbon world. Visit oxy.com for more information.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements about Occidental’s expectations, beliefs, plans or forecasts. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, and they include, but are not limited to: any projections of earnings, revenue or other financial items or future financial position or sources of financing; any statements of the plans, strategies and objectives of management for future operations or business strategy; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” "commit," "advance," “likely” or similar expressions that convey the prospective nature of events or outcomes are generally indicative of forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, Occidental does not undertake any obligation to update, modify or withdraw any forward-looking statements as a result of new information, future events or otherwise.

Although Occidental believes that the expectations reflected in any of its forward-looking statements are reasonable, actual results may differ from anticipated results, sometimes materially. In addition, historical, current and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve and assumptions that are subject to change in the future. Factors that could cause results to differ from those projected or assumed in any forward-looking statement include, but are not limited to: the scope and duration of the COVID-19 pandemic and ongoing actions taken by governmental authorities and other third parties in response to the pandemic; Occidental’s indebtedness and other payment obligations, including the need to generate sufficient cash flows to fund operations; Occidental’s ability to successfully monetize select assets and repay or refinance debt and the impact of changes in Occidental’s credit ratings; assumptions about energy markets; global and local commodity and commodity-futures pricing fluctuations; supply and demand considerations for, and the prices of, Occidental’s products and services; actions by the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC oil producing countries; results from operations and competitive conditions; future impairments of our proved and unproved oil and gas properties or equity investments, or write-downs of productive assets, causing charges to earnings; unexpected changes in costs; availability of capital resources, levels of capital expenditures and contractual obligations; the regulatory approval environment, including Occidental's ability to timely obtain or maintain permits or other governmental approvals, including those necessary for drilling and/or development projects; Occidental's ability to successfully complete, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections, projected synergies, restructuring, increased costs and adverse tax consequences; uncertainties and liabilities associated with acquired and divested properties and businesses; uncertainties about the estimated quantities of oil, NGL and natural gas reserves; lower-than-expected production from development projects or acquisitions; Occidental’s ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes and improve Occidental’s competitiveness; exploration, drilling and other operational risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver Occidental’s oil and natural gas and other processing and transportation considerations; general economic conditions, including slowdowns, domestically or internationally, and volatility in the securities, capital or credit markets; inflation; governmental actions, war (including the Russia-Ukraine war) and political conditions and events; legislative or regulatory changes, including changes relating to hydraulic fracturing or other oil and natural gas operations, retroactive royalty or production tax regimes, deep-water and onshore drilling and permitting regulations and environmental regulation (including regulations related to climate change); environmental risks and liability under federal, regional, state, provincial, tribal, local and international environmental laws and regulations (including remedial actions); Occidental's ability to recognize intended benefits from its business strategies and initiatives, such as OLCV or announced greenhouse gas emissions reduction targets or net-zero goals; potential liability resulting from pending or future litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, power outages, natural disasters, cyber-attacks or insurgent activity; the creditworthiness and performance of Occidental's counterparties, including financial institutions, operating partners and other parties; failure of risk management; Occidental’s ability to retain and hire key personnel; supply, transportation and labor constraints; reorganization or restructuring of Occidental’s operations; changes in state, federal or international tax rates; and actions by third parties that are beyond Occidental’s control.

Additional information concerning these and other factors can be found in Occidental’s filings with the U.S. Securities and Exchange Commission, including Occidental’s Annual Report on Form 10-K for the year ended December 31, 2021, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Contacts

Media	Investors
Eric Moses	Jeff Alvarez
713-497-2017	713-215-7864
eric_moses@oxy.com	jeff_alvarez@oxy.com

Occidental Petroleum Corporation
1st Quarter 2022
Earnings Release Schedules Index

Schedule # and Description

1.Summary Highlights
2.Items Affecting Comparability Detail
•Before Tax Allocations
•After Tax Allocations
3.Segment Results Before Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (non-GAAP)
4.Segment Results After Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (non-GAAP)
•Reconciliation - Diluted EPS
5.Consolidated Condensed Statements of Operations
6.Consolidated Condensed Balance Sheets
7.Consolidated Condensed Statements of Cash Flows
•Detail of Capital Expenditures and Depreciation, Depletion and Amortization
8.Oil & Gas Net Production Volumes Per Day
•MBOE/D
•By Commodity
9.Oil & Gas Net Sales Volumes Per Day and Realized Prices
•MBOE/D
•Realized Prices and Related Index Prices
10.Oil and Gas Metrics

SCHEDULE 1
Occidental Petroleum Corporation
Summary Highlights

		2021					2022
Quarterly		Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net Income (loss) ($ millions)
Reported income (loss) attributable to common stockholders		$(346)	$(97)	$628	$1,337	$1,522	$4,676				$4,676
Reported EPS - Diluted ($/share)		$(0.36)	$(0.10)	$0.65	$1.37	$1.58	$4.65				$4.65
Effective tax rate on reported income (loss) (%)		5%	30%	32%	23%	25%	(58)%				(58)%

Adjusted income (loss) attributable to common stockholders (Non-GAAP)	(a)	$(136)	$311	$836	$1,448	$2,459	$2,127				$2,127
Adjusted EPS - Diluted (Non-GAAP) ($/share)	(b)	$(0.15)	$0.32	$0.87	$1.48	$2.55	$2.12				$2.12
Effective tax rate on adjusted income (loss) (%)		(327)%	31%	30%	27%	27%	25%				25%

Average Shares Outstanding - Reported Income (Loss)
Basic (millions)		933.1	934.2	935.4	936.5	935.0	936.7				936.7
Diluted (millions)		947.9	934.2	957.7	972.7	958.8	997.7				997.7

Average Shares Outstanding - Adjusted Income (Loss)	(b)
Basic (millions)		933.1	934.2	935.4	936.5	935.0	936.7				936.7
Diluted (millions)		933.1	956.8	957.7	972.7	958.8	997.7				997.7

Daily Production Volumes
Total US (MBOE/D)		904	961	918	952	933	896				896
US Oil (MBBL/D)		488	517	483	506	498	483				483
Worldwide - Reported (MBOE/D)		1,139	1,225	1,176	1,192	1,183	1,079				1,079
Worldwide - Continuing Operations (MBOE/D)		1,117	1,203	1,160	1,189	1,167	1,079				1,079
Worldwide Sales - Continuing Operations (MBOE/D)		1,113	1,199	1,158	1,193	1,166	1,074				1,074

Commodity Price Realizations
Worldwide oil ($/BBL)		$55.65	$64.18	$68.74	$75.39	$66.14	$91.91				$91.91
Worldwide NGL ($/BBL)		$23.44	$25.06	$34.01	$36.52	$30.01	$39.61				$39.61
Domestic gas ($/MCF)		$2.56	$2.59	$3.35	$4.64	$3.30	$4.17				$4.17

Cash Flows - Continuing Operations ($ millions)
Operating cash flow before working capital (Non-GAAP)	(c)	$2,135	$2,710	$2,967	$3,867	$11,679	$4,178				$4,178
Working capital changes		(1,347)	614	(57)	(636)	(1,426)	(939)				(939)
Operating cash flow		$788	$3,324	$2,910	$3,231	$10,253	$3,239				$3,239
Capital expenditures		$(579)	$(698)	$(656)	$(937)	$(2,870)	$(858)				$(858)

		2021					2022
Year-to-date		Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net Income (loss) ($ millions)
Reported income (loss) attributable to common stockholders		$(346)	$(443)	$185	$1,522		$4,676
Reported EPS - Diluted ($/share)		$(0.36)	$(0.47)	$0.19	$1.58		$4.65
Effective tax rate on reported income (loss) (%)		5%	13%	27%	25%		(58)%

Adjusted income (loss) attributable to common stockholders (Non-GAAP)	(a)	$(136)	$175	$1,011	$2,459		$2,127
Adjusted EPS - Diluted (Non-GAAP) ($/share)	(b)	$(0.15)	$0.18	$1.05	$2.55		$2.12
Effective tax rate on adjusted income (loss) (%)		(327)%	24%	28%	27%		25%

Average Shares Outstanding - Reported Income (Loss)
Basic (millions)		933.1	933.8	934.4	935.0		936.7
Diluted (millions)		947.9	933.8	954.2	958.8		997.7

Average Shares Outstanding - Adjusted Income (Loss)	(b)
Basic (millions)		933.1	933.8	934.4	935.0		936.7
Diluted (millions)		933.1	952.4	954.2	958.8		997.7

Daily Production Volumes
Total US (MBOE/D)		904	932	927	933		896
US Oil (MBBL/D)		488	502	496	498		483
Worldwide - Reported (MBOE/D)		1,139	1,182	1,180	1,183		1,079
Worldwide - Continuing Operations (MBOE/D)		1,117	1,160	1,160	1,167		1,079
Worldwide Sales - Continuing Operations (MBOE/D)		1,113	1,156	1,157	1,166		1,074

Commodity Price Realizations
Worldwide oil ($/BBL)		$55.65	$60.05	$62.94	$66.14		$91.91
Worldwide NGL ($/BBL)		$23.44	$24.31	$27.68	$30.01		$39.61
Domestic gas ($/MCF)		$2.56	$2.58	$2.84	$3.30		$4.17

Cash Flows - Continuing Operations ($ millions)
Operating cash flows before working capital (Non-GAAP)	(c)	$2,135	$4,845	$7,812	$11,679		$4,178
Working capital changes		(1,347)	(733)	(790)	(1,426)		(939)
Operating cash flow		$788	$4,112	$7,022	$10,253		$3,239
Capital expenditures		$(579)	$(1,277)	$(1,933)	$(2,870)		$(858)

(a) See schedule 3 for non-GAAP reconciliation.
(b) See schedule 4 for non-GAAP reconciliation. The adjusted diluted EPS (Non-GAAP) calculations include the dilutive effect of potential common stocks since Occidental generated adjusted income for the three and six months ended June 30, 2021. For the three and six months ended June 30, 2021, dilutive securities for adjusted diluted EPS were 22.6 million and 18.6 million, respectively, resulting in total dilutive weighted-average shares of 956.8 million and 952.4 million shares, respectively. The reported EPS (GAAP) calculations do not include dilutive effect of potential common stocks as their effect is anti-dilutive since Occidental generated net losses from continuing operations.
(c) See schedule 7 for non-GAAP reconciliation.

SCHEDULE 2
Occidental Petroleum Corporation
Items Affecting Comparability Detail
(Amounts in millions)

	2021					2022
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset impairments	$(135)	$(21)	$(17)	$(109)	$(282)	$—				$—
Asset sales gains, net	—	—	14	13	27	125				125
Oil, gas and CO2 derivative gains (losses), net	(40)	(140)	(97)	(3)	(280)	—				—
Total Domestic	(175)	(161)	(100)	(99)	(535)	125				125
International
Asset sales gains (losses), net	—	—	(12)	55	43	—				—
Total International	—	—	(12)	55	43	—				—
Total Oil and Gas	(175)	(161)	(112)	(44)	(492)	125				125

Chemical
No items affecting comparability	—	—	—	—	—	—				—
Total Chemical	—	—	—	—	—	—				—

Midstream & Marketing
Asset sales gains, net	102	22	—	—	124	—				—
Asset impairments	—	—	—	(21)	(21)	—				—
Derivative gains (losses), net	15	(180)	(11)	(76)	(252)	(198)				(198)
Total Midstream & Marketing	117	(158)	(11)	(97)	(149)	(198)				(198)

Corporate
Anadarko acquisition-related costs	(41)	(52)	(29)	(31)	(153)	(65)				(65)
Interest rate swap gains (losses), net	399	(223)	(26)	(28)	122	135				135
Early debt extinguishment expenses	—	—	(88)	(30)	(118)	(18)				(18)
Total Corporate	358	(275)	(143)	(89)	(149)	52				52

Income tax impact of legal entity reorganization	—	—	—	—	—	2,594				2,594
State tax rate revaluation	—	55	—	88	143	(29)				(29)
Income taxes	(65)	128	60	55	178	5				5
Income (loss) from continuing operations	235	(411)	(206)	(87)	(469)	2,549				2,549
Discontinued operations, net of taxes	(445)	3	(2)	(24)	(468)	—				—
Total	$(210)	$(408)	$(208)	$(111)	$(937)	$2,549			$—	$2,549

After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset impairments	$(106)	$(16)	$(12)	$(90)	$(224)	$—				$—
Asset sales gains, net	—	—	11	10	21	98				98
Oil, gas and CO2 derivative gains (losses), net	(31)	(110)	(75)	(2)	(218)	—				—
Total Domestic	(137)	(126)	(76)	(82)	(421)	98				98
International
Asset sales gains (losses), net	—	—	(12)	55	43	—				—
Total International	—	—	(12)	55	43	—				—
Total Oil and Gas	(137)	(126)	(88)	(27)	(378)	98				98

Chemical
No items affecting comparability	—	—	—	—	—	—				—
Total Chemical	—	—	—	—	—	—				—

Midstream & Marketing
Asset sales gains (losses), net	79	17	1	(2)	95	—				—
Asset impairments	—	—	—	(16)	(16)	—				—
Derivative gains (losses), net	12	(141)	(8)	(60)	(197)	(155)				(155)
Total Midstream & Marketing	91	(124)	(7)	(78)	(118)	(155)				(155)

Corporate
Anadarko acquisition-related costs	(31)	(41)	(23)	(26)	(121)	(51)				(51)
Interest rate swap gains (losses), net	312	(175)	(19)	(21)	97	106				106
Early debt extinguishment expenses	—	—	(69)	(23)	(92)	(14)				(14)
Total Corporate	281	(216)	(111)	(70)	(116)	41				41

Income tax impact of legal entity reorganization	—	—	—	—	—	2,594				2,594
State tax rate revaluation	—	55	—	88	143	(29)				(29)
Income (loss) from continuing operations	235	(411)	(206)	(87)	(469)	2,549				2,549
Discontinued operations, net of taxes	(445)	3	(2)	(24)	(468)	—				—
Total	$(210)	$(408)	$(208)	$(111)	$(937)	$2,549				$2,549
.

SCHEDULE 3
Occidental Petroleum Corporation
Segment Results Before Tax Allocations
(Amounts in millions, except per share and effective tax rate amounts)

	2021					2022
Reported Income (Loss)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(214)	$367	$1,078	$1,669	$2,900	$2,546				$2,546
International	180	350	420	547	1,497	377				377
Exploration	(28)	(86)	(31)	(107)	(252)	(25)				(25)
Total Oil & Gas	(62)	631	1,467	2,109	4,145	2,898				2,898
Chemical	251	312	407	574	1,544	671				671
Midstream & Marketing	282	(30)	20	(15)	257	(50)				(50)
Segment income	471	913	1,894	2,668	5,946	3,519				3,519
Corporate
Interest	(395)	(385)	(449)	(385)	(1,614)	(371)				(371)
Other	239	(385)	(228)	(253)	(627)	(65)				(65)
Income from continuing operations before taxes	315	143	1,217	2,030	3,705	3,083				3,083
Taxes
Federal and state	102	8	(151)	(206)	(247)	2,037				2,037
International	(118)	(51)	(236)	(263)	(668)	(244)				(244)
Income from continuing operations	299	100	830	1,561	2,790	4,876				4,876
Discontinued operations, net of taxes	(445)	3	(2)	(24)	(468)	—				—
Net income (loss)	(146)	103	828	1,537	2,322	4,876				4,876
Less: Preferred stock dividends	(200)	(200)	(200)	(200)	(800)	(200)				(200)
Net income (loss) attributable to common stockholders	$(346)	$(97)	$628	$1,337	$1,522	$4,676				$4,676
Reported diluted earnings per share	$(0.36)	$(0.10)	$0.65	$1.37	$1.58	$4.65				$4.65
Effective Tax Rate	5%	30%	32%	23%	25%	(58)%				(58)%

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(175)	$(161)	$(100)	$(99)	$(535)	$125				$125
International	—	—	(12)	55	43	—				—
Exploration	—	—	—	—	—	—				—
Total Oil & Gas	(175)	(161)	(112)	(44)	(492)	125				125
Chemical	—	—	—	—	—	—				—
Midstream & Marketing	117	(158)	(11)	(97)	(149)	(198)				(198)
Segment loss	(58)	(319)	(123)	(141)	(641)	(73)				(73)
Corporate
Interest	—	—	(88)	(30)	(118)	(18)				(18)
Other	358	(275)	(55)	(59)	(31)	70				70
Income (loss) from continuing operations before taxes	300	(594)	(266)	(230)	(790)	(21)				(21)
Taxes
Federal and state	(65)	183	60	143	321	2,570				2,570
International	—	—	—	—	—	—				—
Income (loss) from continuing operations	235	(411)	(206)	(87)	(469)	2,549				2,549
Discontinued operations, net of taxes	(445)	3	(2)	(24)	(468)	—				—
Net income (loss)	(210)	(408)	(208)	(111)	(937)	2,549				2,549
Less: Preferred stock dividends	—	—	—	—	—	—				—
Net income (loss) attributable to common stockholders	$(210)	$(408)	$(208)	$(111)	$(937)	$2,549				$2,549

Adjusted Income (Loss) (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(39)	$528	$1,178	$1,768	$3,435	$2,421				$2,421
International	180	350	432	492	1,454	377				377
Exploration	(28)	(86)	(31)	(107)	(252)	(25)				(25)
Total Oil & Gas	113	792	1,579	2,153	4,637	2,773				2,773
Chemical	251	312	407	574	1,544	671				671
Midstream & Marketing	165	128	31	82	406	148				148
Adjusted segment income	529	1,232	2,017	2,809	6,587	3,592				3,592
Corporate
Interest	(395)	(385)	(361)	(355)	(1,496)	(353)				(353)
Other	(119)	(110)	(173)	(194)	(596)	(135)				(135)
Adjusted income from continuing operations before taxes	15	737	1,483	2,260	4,495	3,104				3,104
Taxes
Federal and state	167	(175)	(211)	(349)	(568)	(533)				(533)
International	(118)	(51)	(236)	(263)	(668)	(244)				(244)
Adjusted income	64	511	1,036	1,648	3,259	2,327				2,327
Less: Preferred stock dividends	(200)	(200)	(200)	(200)	(800)	(200)				(200)
Adjusted income (loss) attributable to common stockholders	$(136)	$311	$836	$1,448	$2,459	$2,127				$2,127
Adjusted diluted earnings per share (Non-GAAP)	$(0.15)	$0.32	$0.87	$1.48	$2.55	$2.12				$2.12
Effective Tax Rate	(327)%	31%	30%	27%	27%	25%				25%
(a) Non-GAAP Measures. Adjusted income is a non-GAAP measure. Occidental defines adjusted income as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported net income is considered representative of management’s performance over the long term, and adjusted income is not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 4
Occidental Petroleum Corporation
Segment Results After Tax Allocations
(Amounts in millions, except per share and effective tax rate amounts)

	2021					2022
Reported Income (Loss)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(167)	$286	$841	$1,302	$2,262	$1,986				$1,986
International	69	193	252	339	853	184				184
Exploration	(23)	(72)	(26)	(96)	(217)	(23)				(23)
Total Oil & Gas	(121)	407	1,067	1,545	2,898	2,147				2,147
Chemical	193	240	314	440	1,187	519				519
Midstream & Marketing	251	(3)	35	5	288	(70)				(70)
Segment income	323	644	1,416	1,990	4,373	2,596				2,596
Corporate
Interest	(395)	(385)	(449)	(385)	(1,614)	(367)				(367)
Other	162	(271)	(228)	(253)	(590)	(65)				(65)
Taxes	209	112	91	209	621	2,712				2,712
Income from continuing operations	299	100	830	1,561	2,790	4,876				4,876
Discontinued operations, net of taxes	(445)	3	(2)	(24)	(468)	—				—
Net income (loss)	(146)	103	828	1,537	2,322	4,876				4,876
Less: Preferred stock dividends	(200)	(200)	(200)	(200)	(800)	(200)				(200)
Net income (loss) attributable to common stockholders	$(346)	$(97)	$628	$1,337	$1,522	$4,676				$4,676

Reported diluted earnings per share	$(0.36)	$(0.10)	$0.65	$1.37	$1.58	$4.65				$4.65

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(137)	$(126)	$(76)	$(82)	$(421)	$98				$98
International	—	—	(12)	55	43	—				—
Exploration	—	—	—	—	—	—				—
Total Oil & Gas	(137)	(126)	(88)	(27)	(378)	98				98
Chemical	—	—	—	—	—	—				—
Midstream & Marketing	91	(124)	(7)	(78)	(118)	(155)				(155)
Segment loss	(46)	(250)	(95)	(105)	(496)	(57)				(57)
Corporate
Interest	—	—	(69)	(23)	(92)	(14)				(14)
Other	281	(216)	(42)	(47)	(24)	55				55
Taxes	—	55	—	88	143	2,565				2,565
Income (loss) from continuing operations	235	(411)	(206)	(87)	(469)	2,549				2,549
Discontinued operations, net of taxes	(445)	3	(2)	(24)	(468)	—				—
Net income (loss)	(210)	(408)	(208)	(111)	(937)	2,549				2,549
Less: Preferred stock dividends	—	—	—	—	—	—				—
Net income (loss) attributable to common stockholders	$(210)	$(408)	$(208)	$(111)	$(937)	$2,549				$2,549

Adjusted Income (Loss) (Non-GAAP)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(30)	$412	$917	$1,384	$2,683	$1,888				$1,888
International	69	193	264	284	810	184				184
Exploration	(23)	(72)	(26)	(96)	(217)	(23)				(23)
Total Oil & Gas	16	533	1,155	1,572	3,276	2,049				2,049
Chemical	193	240	314	440	1,187	519				519
Midstream & Marketing	160	121	42	83	406	85				85
Segment income	369	894	1,511	2,095	4,869	2,653				2,653
Corporate
Interest	(395)	(385)	(380)	(362)	(1,522)	(353)				(353)
Other	(119)	(55)	(186)	(206)	(566)	(120)				(120)
Taxes	209	57	91	121	478	147				147
Income from continuing operations	64	511	1,036	1,648	3,259	2,327				2,327
Less: Preferred stock dividends	(200)	(200)	(200)	(200)	(800)	(200)				(200)
Adjusted income (loss) attributable to common stockholders	$(136)	$311	$836	$1,448	$2,459	$2,127				$2,127

Adjusted diluted earnings per share (Non-GAAP)	$(0.15)	$0.32	$0.87	$1.48	$2.55	$2.12				$2.12

Reconciliation - Diluted Earnings Per Share (a)
Reported Diluted Earnings Per Share (GAAP)	$(0.36)	$(0.10)	$0.65	$1.37	$1.58	$4.65				$4.65
After-Tax Adjustments for Items Affecting Comparability
Oil & Gas
Domestic	$(0.14)	$(0.13)	$(0.08)	$(0.08)	$(0.43)	$0.09				$0.09
International	—	—	(0.01)	0.06	0.04	—				—
Exploration	—	—	—	—	—	—				—
Chemical	—	—	—	—	—	—				—
Midstream & Marketing	0.10	(0.13)	(0.01)	(0.08)	(0.12)	(0.16)				(0.16)
Corporate
Interest	—	—	(0.07)	(0.02)	(0.10)	(0.02)				(0.02)
Other	0.30	(0.22)	(0.04)	(0.06)	(0.03)	0.05				0.05
Taxes	—	0.06	—	0.09	0.15	2.57				2.57
Discontinued Operations	(0.47)	—	—	(0.02)	(0.49)	—				—
Total After-Tax Adjustments for Items Affecting Comparability	$(0.21)	$(0.42)	$(0.21)	$(0.11)	$(0.97)	$2.53				$2.53

Adjusted Diluted Earnings Per Share (Non-GAAP)	$(0.15)	$0.32	$0.86	$1.48	$2.55	$2.12				$2.12

Average Diluted Shares Outstanding - Reported (millions)	947.9	934.2	957.7	972.7	958.8	997.7				997.7
(a) The adjusted diluted EPS (Non-GAAP) calculations include the dilutive effect of potential common stocks since Occidental generated adjusted income for the three and six months ended June 30, 2021. For the three and six months ended June 30, 2021, dilutive securities for adjusted diluted EPS were 22.6 million and 18.6 million, respectively, resulting in total dilutive weighted-average shares of 956.8 million and 952.4 million shares, respectively. The reported EPS (GAAP) calculations do not include dilutive effect of potential common stocks as their effect is anti-dilutive since Occidental generated net losses from continuing operations.

SCHEDULE 5
Occidental Petroleum Corporation
Consolidated Condensed Statements of Operations
(Amounts in millions, except per share amounts)

	2021					2022
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES AND OTHER INCOME
Net sales
Oil & Gas	$3,664	$4,505	$4,955	$5,817	$18,941	$6,075				$6,075
Chemical	1,088	1,187	1,396	1,575	5,246	1,684				1,684
Midstream & Marketing	807	497	702	857	2,863	882				882
Eliminations	(266)	(231)	(261)	(336)	(1,094)	(292)				(292)
Total	5,293	5,958	6,792	7,913	25,956	8,349				8,349
Interest, dividends and other income	75	49	18	24	166	49				49
Gains on sale of assets, net	111	3	5	73	192	135				135
Total	5,479	6,010	6,815	8,010	26,314	8,533				8,533

COSTS AND OTHER DEDUCTIONS
Oil and gas operating expense	776	712	829	843	3,160	864				864
Transportation and gathering expense	329	364	360	366	1,419	347				347
Chemical and midstream costs of sales	594	676	731	771	2,772	818				818
Purchased commodities	558	487	588	675	2,308	811				811
Selling, general and administrative	166	177	240	280	863	196				196
Other operating and non-operating expense	258	248	256	303	1,065	299				299
Taxes other than on income	210	244	289	262	1,005	335				335
Depreciation, depletion and amortization	2,194	2,371	1,916	1,966	8,447	1,643				1,643
Asset impairments and other charges	135	21	17	131	304	—				—
Anadarko acquisition-related costs	41	52	29	31	153	65				65
Exploration expense	28	86	31	107	252	25				25
Interest and debt expense, net	395	385	449	385	1,614	371				371
Total	5,684	5,823	5,735	6,120	23,362	5,774				5,774
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	(205)	187	1,080	1,890	2,952	2,759				2,759
OTHER ITEMS
Gains (losses) on interest rate swaps, net	399	(223)	(26)	(28)	122	135				135
Income from equity investments	121	179	163	168	631	189				189
Total	520	(44)	137	140	753	324				324
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	315	143	1,217	2,030	3,705	3,083				3,083
Income tax benefit (expense)	(16)	(43)	(387)	(469)	(915)	1,793				1,793
INCOME FROM CONTINUING OPERATIONS	299	100	830	1,561	2,790	4,876				4,876
Discontinued operations, net of taxes	(445)	3	(2)	(24)	(468)	—				—
NET INCOME (LOSS)	(146)	103	828	1,537	2,322	4,876				4,876
Less: Preferred stock dividend	(200)	(200)	(200)	(200)	(800)	(200)				(200)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(346)	$(97)	$628	$1,337	$1,522	$4,676				$4,676

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE
Income (loss) from continuing operations	$0.11	$(0.11)	$0.67	$1.44	$2.12	$4.96				$4.96
Discontinued operations, net	(0.48)	0.01	—	(0.02)	(0.50)	—				—
BASIC EARNINGS PER COMMON SHARE	$(0.37)	$(0.10)	$0.67	$1.42	$1.62	$4.96				$4.96

DILUTED EARNINGS PER COMMON SHARE	$(0.36)	$(0.10)	$0.65	$1.37	$1.58	$4.65				$4.65

DIVIDENDS PER COMMON SHARE	$0.01	$0.01	$0.01	$0.01	$0.04	$0.13				$0.13

AVERAGE COMMON SHARES OUTSTANDING
BASIC	933.1	934.2	935.4	936.5	935.0	936.7				936.7
DILUTED	947.9	934.2	957.7	972.7	958.8	997.7				997.7

SCHEDULE 6

Occidental Petroleum Corporation
Consolidated Condensed Balance Sheets
(Amounts in millions)

	2021				2022
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$2,270	$4,569	$2,059	$2,764	$1,909
Trade receivables, net	3,046	3,288	3,477	4,208	5,434
Inventories	2,173	1,837	1,773	1,846	1,406
Assets held for sale	1,249	1,774	1,098	72	—
Other current assets	1,336	1,376	1,492	1,321	1,309
Total current assets	10,074	12,844	9,899	10,211	10,058

INVESTMENTS IN UNCONSOLIDATED ENTITIES	3,170	3,249	3,266	2,938	3,015

PROPERTY, PLANT AND EQUIPMENT
Gross property, plant and equipment	119,278	116,566	117,192	118,157	117,542
Accumulated depreciation, depletion and amortization	(55,205)	(54,720)	(56,548)	(58,227)	(58,313)
Net property, plant and equipment	64,073	61,846	60,644	59,930	59,229

OPERATING LEASE ASSETS	949	860	804	726	689
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	1,089	1,138	1,145	1,231	1,231
TOTAL ASSETS	$79,355	$79,937	$75,758	$75,036	$74,222

CURRENT LIABILITIES
Current maturities of long-term debt	$559	$651	$780	$186	$507
Current operating lease liabilities	369	331	265	186	173
Accounts payable	3,416	3,544	3,713	3,899	4,664
Accrued liabilities	3,566	4,325	3,654	4,046	3,356
Liabilities of assets held for sale	721	735	714	7	—
Total current liabilities	8,631	9,586	9,126	8,324	8,700

LONG-TERM DEBT, NET	35,466	35,352	30,915	29,431	25,865

DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes, net	6,941	6,808	6,825	7,039	4,806
Asset retirement obligations	4,030	3,949	3,942	3,687	3,634
Pension and postretirement obligations	1,553	1,551	1,595	1,540	1,541
Environmental remediation liabilities	1,029	1,020	1,000	944	933
Operating lease liabilities	628	583	593	585	558
Other	2,777	2,844	2,889	3,159	3,278
Total deferred credits and other liabilities	16,958	16,755	16,844	16,954	14,750
EQUITY
Preferred stock, $1.00 per share par value	9,762	9,762	9,762	9,762	9,762
Common stock, $0.20 per share par value	217	217	217	217	217
Treasury stock	(10,668)	(10,668)	(10,668)	(10,673)	(10,709)
Additional paid-in capital	16,585	16,638	16,692	16,749	16,785
Retained earnings	2,639	2,533	3,152	4,480	9,032
Accumulated other comprehensive loss	(235)	(238)	(282)	(208)	(180)
Total equity	18,300	18,244	18,873	20,327	24,907

TOTAL LIABILITIES AND EQUITY	$79,355	$79,937	$75,758	$75,036	$74,222

SCHEDULE 7
Occidental Petroleum Corporation
Consolidated Condensed Statements of Cash Flows and Detail of CAPEX and DD&A
(Amounts in millions)

	2021					2022
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
OPERATING CASH FLOW FROM CONTINUING OPERATIONS
Net income (loss)	$(146)	$103	$828	$1,537	$2,322	$4,876				$4,876
Depreciation, depletion and amortization (see detail below)	2,194	2,371	1,916	1,966	8,447	1,643				1,643
Deferred income tax provision (benefit)	(81)	(131)	20	238	46	(2,240)				(2,240)
Asset impairments and other non-cash charges	168	367	203	126	864	(101)				(101)
Operating cash flow from continuing operations before working capital (Non-GAAP) (see below) (a)	2,135	2,710	2,967	3,867	11,679	4,178				4,178
Working capital changes	(1,347)	614	(57)	(636)	(1,426)	(939)				(939)
Operating cash flow from continuing operations (GAAP)	788	3,324	2,910	3,231	10,253	3,239				3,239

INVESTING CASH FLOW FROM CONTINUING OPERATIONS
Capital expenditures (see detail below)	(579)	(698)	(656)	(937)	(2,870)	(858)				(858)
Payments for purchases of assets and businesses	(105)	(8)	(9)	(309)	(431)	(29)				(29)
Sales of assets, net	496	7	502	619	1,624	267				267
Changes in capital accrual	(75)	(19)	11	180	97	(39)				(39)
Other investing activities	(10)	(17)	6	427	406	(3)				(3)
Investing cash flow from continuing operations	(273)	(735)	(146)	(20)	(1,174)	(662)				(662)

FINANCING CASH FLOW FROM CONTINUING OPERATIONS
Cash dividends paid	(211)	(209)	(210)	(209)	(839)	(216)				(216)
Purchases of treasury stock	(3)	—	—	(5)	(8)	(36)				(36)
Proceeds from debt	—	—	—	—	—	—				—
Payments of debt	(174)	—	(4,381)	(2,279)	(6,834)	(3,259)				(3,259)
Other financing activities	36	(50)	(831)	(38)	(883)	82				82
Financing cash flow from continuing operations	(352)	(259)	(5,422)	(2,531)	(8,564)	(3,429)				(3,429)

Cash Flow From Discontinued Operations	111	(32)	186	(171)	94	—				—

Increase (decrease) in cash and cash equivalents and restricted cash and restricted cash equivalents	274	2,298	(2,472)	509	609	(852)				(852)
Cash and cash equivalents and restricted cash and restricted cash equivalents - beginning of period	2,194	2,468	4,766	2,294	2,194	2,803				2,803
Cash and cash equivalents and restricted cash and cash equivalents - end of period	$2,468	$4,766	$2,294	$2,803	$2,803	$1,951				$1,951

Capital Expenditures	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas	$(513)	$(599)	$(561)	$(736)	$(2,409)	$(753)				$(753)
Chemical	(47)	(67)	(60)	(134)	(308)	(37)				(37)
Midstream & Marketing	(17)	(24)	(26)	(39)	(106)	(62)				(62)
Corporate	(2)	(8)	(9)	(28)	(47)	(6)				(6)
Total Capital Expenditures	$(579)	$(698)	$(656)	$(937)	$(2,870)	$(858)				$(858)

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
United States	$1,852	$2,024	$1,561	$1,616	$7,053	$1,347				$1,347
International	166	174	173	174	687	117				117
Chemical	84	84	91	85	344	88				88
Midstream & Marketing	82	80	81	82	325	82				82
Corporate	10	9	10	9	38	9				9
Total Depreciation, Depletion and Amortization	$2,194	$2,371	$1,916	$1,966	$8,447	$1,643				$1,643

Free Cash Flow (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Operating cash flow from continuing operations (GAAP)	$788	$3,324	$2,910	$3,231	$10,253	$3,239	$—	$—	$—	$3,239
Plus: Working capital and other, net	1,347	(614)	57	636	1,426	939	—	—	—	939
Operating cash flow from continuing operations before working capital (Non-GAAP)	2,135	2,710	2,967	3,867	11,679	4,178	—	—	—	4,178
Less: Capital Expenditures (GAAP)	(579)	(698)	(656)	(937)	(2,870)	(858)	—	—	—	(858)
Free Cash Flow (Non-GAAP)	$1,556	$2,012	$2,311	$2,930	$8,809	$3,320	$—	$—	$—	$3,320

(a) Non-GAAP Measures. Operating cash flow before working capital and free cash flow are non-GAAP measures. Occidental defines operating cash flow before working capital as operating cash from continuing operations less working capital and free cash flow as operating cash flow before working capital less capital expenditures. These non-GAAP measures are not meant to disassociate those items from management's performance, but rather are meant to provide useful information to investors interested in comparing Occidental's performance between periods. Reported operating cash flow from continuing operations is considered representative of management's performance over the long term, and operating cash flow before working capital and free cash flow are not considered to be alternatives to reported operating cash flow in accordance to GAAP.

SCHEDULE 8
Occidental Petroleum Corporation
Oil & Gas Net Production Volumes Per Day by Geographical Locations
TOTAL REPORTED PRODUCTION

	2021					2022
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian	457	504	499	490	487	472				472
Rockies & Other Domestic	296	308	292	313	302	286				286
Gulf of Mexico	151	149	127	149	144	138				138
Total	904	961	918	952	933	896				896

International
Algeria & Other International	39	43	46	48	44	36				36
Al Hosn	57	81	83	81	76	45				45
Dolphin	38	42	40	38	40	34				34
Oman	79	76	73	70	74	68				68
Total	213	242	242	237	234	183				183

TOTAL CONTINUING OPERATIONS PRODUCTION	1,117	1,203	1,160	1,189	1,167	1,079				1,079

OPERATIONS EXITED OR EXITING	22	22	16	3	16	—				—

TOTAL REPORTED PRODUCTION	1,139	1,225	1,176	1,192	1,183	1,079				1,079

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian	271	297	292	284	286	280				280
Rockies & Other Domestic	92	96	85	99	93	89				89
Gulf of Mexico	125	124	106	123	119	114				114
Total	488	517	483	506	498	483				483
NGL (MBOE)
Permian	97	113	116	114	110	108				108
Rockies & Other Domestic	92	100	94	100	97	92				92
Gulf of Mexico	11	11	9	11	10	10				10
Total	200	224	219	225	217	210				210
Natural Gas (MMCF)
Permian	531	563	548	551	548	504				504
Rockies & Other Domestic	673	674	675	684	676	632				632
Gulf of Mexico	90	85	72	88	84	83				83
Total	1,294	1,322	1,295	1,323	1,308	1,219				1,219

International
Oil (MBBL)
Algeria and Other International	36	39	42	43	40	33				33
Al Hosn	10	14	14	14	13	8				8
Dolphin	6	7	6	6	7	5				5
Oman	64	62	61	58	61	57				57
Total	116	122	123	121	121	103				103
NGL (MBOE)
Algeria and Other International	2	3	3	4	3	1				1
Al Hosn	18	25	26	25	24	14				14
Dolphin	8	8	8	8	8	7				7
Total	28	36	37	37	35	22				22
Natural Gas (MMCF)
Algeria and Other International	7	7	7	7	7	10				10
Al Hosn	174	252	255	253	234	139				139
Dolphin	146	160	154	146	150	130				130
Oman	89	83	77	69	80	69				69
Total	416	502	493	475	471	348				348

SCHEDULE 9
Occidental Petroleum Corporation
Oil & Gas Net Sales Volumes Per Day and Realized Prices by Geographical Locations

	2021					2022
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	904	961	918	952	933	896				896

International
Algeria & Other International	36	39	45	52	43	36				36
Al Hosn	57	81	82	81	76	46				46
Dolphin	37	42	40	38	40	33				33
Oman	79	76	73	70	74	63				63
Total	209	238	240	241	233	178				178

TOTAL CONTINUING OPERATIONS SALES	1,113	1,199	1,158	1,193	1,166	1,074				1,074

OPERATIONS EXITED OR EXITING	28	9	36	—	18	—				—

TOTAL REPORTED SALES	1,141	1,208	1,194	1,193	1,184	1,074				1,074

REALIZED PRICES
United States
Oil ($/BBL)	$56.18	$64.39	$68.76	$75.78	$66.39	$93.23				$93.23
NGL ($/BOE)	$23.62	$25.33	$35.20	$37.43	$30.62	$40.60				$40.60
Natural Gas ($/MCF)	$2.56	$2.59	$3.35	$4.64	$3.30	$4.17				$4.17

International
Oil ($/BBL)	$53.39	$63.26	$68.65	$73.79	$65.08	$85.42				$85.42
NGL ($/BOE)	$22.11	$23.36	$26.85	$30.95	$26.13	$30.44				$30.44
Natural Gas ($/MCF)	$1.70	$1.68	$1.68	$1.70	$1.69	$1.85				$1.85

Total Worldwide
Oil ($/BBL)	$55.65	$64.18	$68.74	$75.39	$66.14	$91.91				$91.91
NGL ($/BOE)	$23.44	$25.06	$34.01	$36.52	$30.01	$39.61				$39.61
Natural Gas ($/MCF)	$2.36	$2.34	$2.89	$3.86	$2.87	$3.66				$3.66

Index Prices
WTI Oil ($/BBL)	$57.84	$66.07	$70.56	$77.19	$67.91	$94.29				$94.29
Brent Oil ($/BBL)	$61.10	$69.02	$73.23	$79.76	$70.78	$97.36				$97.36
NYMEX Natural Gas ($/MCF)	$2.72	$2.76	$3.71	$5.27	$3.61	$4.16				$4.16

Percentage of Index Prices
Worldwide oil as a percentage of WTI	96%	97%	97%	98%	97%	97%				97%
Worldwide oil as a percentage of Brent	91%	93%	94%	95%	93%	94%				94%
Worldwide NGL as a percentage of WTI	41%	38%	48%	47%	44%	42%				42%
Worldwide NGL as a percentage of Brent	38%	36%	46%	46%	42%	41%				41%
Domestic gas as a percentage of NYMEX	94%	94%	90%	88%	91%	100%				100%

SCHEDULE 10
Occidental Petroleum Corporation
Oil & Gas Metrics

	2021					2022
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Lease operating expenses ($/BOE)
United States	$7.20	$6.00	$7.37	$6.96	$6.87	$7.82				$7.82
International	$11.83	$9.81	$9.53	$10.64	$10.41	$14.53				$14.53
Total Oil and Gas	$8.07	$6.76	$7.82	$7.70	$7.58	$8.94				$8.94

Transportation costs ($/BOE)
United States	$3.81	$3.96	$3.71	$3.85	$3.83	$3.87				$3.87
Total Oil and Gas	$3.24	$3.31	$3.10	$3.23	$3.22	$3.38				$3.38

Taxes other than on income ($/BOE)
United States	$2.11	$2.24	$2.72	$2.15	$2.30	$3.43				$3.43
Total Oil and Gas	$2.06	$2.21	$2.68	$2.39	$2.34	$3.43				$3.43

DD&A expense ($/BOE)
United States	$22.77	$23.16	$18.50	$18.45	$20.70	$16.71				$16.71
International	$8.82	$7.98	$7.83	$7.89	$8.10	$7.32				$7.32
Total Oil and Gas	$20.14	$20.14	$16.29	$16.32	$18.19	$15.15				$15.15

G&A and other operating expenses ($/BOE)	$2.41	$2.37	$2.47	$2.82	$2.52	$3.05				$3.05

O&G MTM Loss - Collars, Calls and CO2 ($ millions)	$40	$139	$97	$4	$280	$—				$—

Exploration Expense ($ millions)
United States	$22	$64	$24	$48	$158	$9				$9
International	6	22	7	59	94	16				16
Total Exploration Expense	$28	$86	$31	$107	$252	$25				$25

Capital Expenditures ($ millions)
Permian	$(223)	$(277)	$(257)	$(331)	$(1,088)	$(381)				$(381)
Rockies & Other Domestic	(122)	(112)	(108)	(109)	(451)	(87)				(87)
Gulf of Mexico	(73)	(66)	(66)	(103)	(308)	(120)				(120)
International	(84)	(88)	(103)	(124)	(399)	(108)				(108)
Exploration Drilling	(11)	(56)	(27)	(69)	(163)	(57)				(57)
Total Oil and Gas	$(513)	$(599)	$(561)	$(736)	$(2,409)	$(753)				$(753)